Exhibit 23.1
                                                                 ------------

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports incorporated by reference in this Form 10-K dated March 29, 1999, into the Company's previously filed Registration Statements File Nos. 33-72852, 33-34250, 33-91714, 333-30099 and 333-53253.


March 29, 1999                               /s/Arthur Andersen LLP